2 nd Quarter 2014 Earnings Call July 24, 2014 Exhibit 99.2

2
Safe Harbor Statement
This presentation contains several “forward-looking statements”. Forward-looking statements are those that use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “may”, “likely”, “should”, “estimate”, “continue”, “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are General Motors
Financial Company, Inc.’s (the “Company’s”) current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the
Company’s Report on Form 10-K for the year ended December 31, 2013. Such risks include - but are not limited to - our ability to close the acquisition of Ally Financial’s equity interest in its auto finance and financial services operations in
China and operate that business successfully, changes in general economic and business conditions, GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe and Latin America, interest rate and currency fluctuations, our financial condition and liquidity, as well as future cash flows and earnings, competition, the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements, the availability of sources of financing, the level of net credit losses, delinquencies and prepayments on the loans and leases we originate, the viability of GM-franchised dealers that are commercial loan customers, the prices at which used cars are sold in the wholesale auction markets, and changes in business strategy, including acquisitions and expansion of product lines and credit risk appetite. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3
2
nd
Quarter 2014 Highlights
Operating Results
Profitability solid with $265M in pretax earnings in the quarter
North American loan volume up; leasing volume up substantially with a significant increase in our share of GM’s lease business
Retail penetration continues to be higher in Europe and Latin America post acquisition
Consumer credit losses remain historically low, led by sustained recovery rates in North
America and favorable results in Latin America
U.S. Prime Lending Update
Rolled out prime-lending program to GM dealers associated with GMF’s commercial lending program
Anticipate offering prime-lending program to all GM dealers by mid-year 2015
Acquisition Update
China JV expected to close in late 2014 or early 2015

4 4
Key Metrics – June 2014 Quarter
($MM)
North America International Total Co.
Earnings Before Tax $187 $80 $265
Ending Earning Assets $19,098 $17,894 $36,992
Total Originations
(Loan & Lease)
$3,102 $2,080 $5,182
GM as a % of Total Originations 66.3% 87.1% 74.6%
Annualized Net Credit Loss as a % of Avg.
Consumer Finance Receivable
2.3% 0.6% 1.4%
1. United States and Canada
2. Austria, Belgium, France, Germany, Greece, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Brazil, Chile, Colombia and Mexico
3. Reflects net impact of intercompany allocations

5 5
North America
GM and GMF Penetration/Linkage
GM
Industry Average
(excluding GM)
Jun-14 Jun-13 Jun-14 Jun-13
GM Market Penetration
U.S. Subprime Loans 8.1% 8.5% 6.8% 6.3%
U.S. Leases 24.2% 19.9% 26.4% 24.4%
Canada Leases 27.5% 8.8% 24.0% 21.1%
GM/GMF Linkage
GM as % of GMF Loan and Lease Originations
(GM New / GMF Consumer Loan & Lease)
66.3% 58.8%
GMF as % of GM U.S. Subprime 32.6% 33.7%
GMF as % of GM U.S. Lease 28.6% 20.7%
GMF Wholesale Dealer Share 6.9% 4.0%

6 6
North America
Loan Origination Volume
Loan origination volume up driven by strong new and used vehicle sales
Competitive conditions remain dynamic but stabilizing
– Extended loan terms, higher loan to value and reduced pricing
– Less than prime, non-subvented rates can be competitive with subvented rates
– GM Financial is maintaining credit and pricing discipline
$749
$722
$673
$814
$855
$151
$156
$160
$196
$191
$451
$392
$313
$354
$507
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Quarterly
($MM)
Loans originated
on new vehicles
by GM dealers
Loans originated
on used vehicles
by GM dealers
Loans originated
on vehicles by
Non-GM dealers
$1,270
$1,146
$1,351
$1,364
$1,553

Credit Metrics
Credit Losses
Delinquency

GM Financial

North America
Consumer Loan Credit Performance
Credit metrics impacted by seasonality and normalizing credit environment
Credit metrics continue to moderate reflecting current credit environment and portfolio mix
Recovery rates remain above historical averages
Comparable performance of GM new remains in line to better than performance of non-GM
2.1% 2.8% 3.5% 3.1% 2.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
56.7%
62.2%
59.1% 61.5%
NA Annualized
quarterly net credit
losses
NA 31-60 day
delinquency
NA 61+ day
delinquency
Recovery Rate 58.7%

$4.7B
$2.7B
$3.1B
$3.4B
$3.7B
$501
$177
$150
$267
$254
$1,048
$657
$576
$383
$519
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
U.S. Lease Volume ($MM)
Canada Lease Volume ($MM)
Lease Portfolio ($B)

▪

▪

–

GM Financial

North America
Lease Originations
Total lease volume up in June 2014 quarter compared to both March 2014 and
June  2013 quarters driven by broader, more competitive product offerings and improved dealer acceptance
Credit performance reflects the predominantly prime credit profile of the portfolio
At June 30, 2014, substantially all of our leases were current with minimal defaults to date
Lease Origination Volume

Commercial Receivables Outstanding ($MM)
Dealers

GM Financial

North America
Commercial Lending
Floorplan financing represented the largest share of the portfolio at 88%
Roll-out of prime lending program and increases in leasing penetration expected to boost commercial lending growth
9
$1,169
$1,357
$1,975
$2,190
$2,373
208
252
309
336
367
-
50
100
150
200
250
300
350
400
450
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
Number of Dealers Commercial Finance Receivables Oustanding

International Operations
GM and GMF Linkage
1
June-14 Mar-14 June-13
GMF as a % of GM Retail Sales
Europe 36.9% 35.4% 28.3%
Latin America 43.3% 41.3% 33.2%
GMF Wholesale Dealer Penetration
Europe 98.9% 98.2% 98.4%
Latin America 93.2% 91.6% 88.0%
GM as % of GMF  Consumer Originations
(GM New / GMF Consumer Loan)
Europe 80.5% 82.5% 79.6%
Latin America 94.4% 94.9% 96.4%
1. Brazil reflected beginning with the December 2013 quarter
Increased consumer penetration due to improved alignment with GM

International Operations
Loan Origination Volume
Stable origination volume quarter over quarter across
International Operations
Separately, launched consumer lease product in Germany and
Mexico to support incremental GM sales
1. Brazil reflected beginning with the December 2013 quarter
$0
$500
$1,000
$1,500
$2,000
$2,500
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Quarterly
($MM)
Consumer Loan
Latin America
Europe Consumer Loan
$1,233
$2,121
$1,117
$2,048
$2,080
1

12 12
International
Consumer Loan Credit Performance
1
• Credit metrics reflect strong performance in Latin America and remain consistently low in Europe
1. Brazil reflected beginning with the December 2013 quarter
0.3%
0.4%
0.5%
0.6%
0.6%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.0%
2.0%
3.0%
4.0%
5.0%
Jun-13 Sep-13 Dec-13 Mar 14 Jun-14
Credit Metrics
IO Annualized
quarterly net credit
losses
IO 31-60 day
delinquency
IO 61+ day
delinquency
0.0%

13 13
International Operations
Commercial
Commercial receivable balance stable
Dealer count down sequentially due to discontinuation of Chevrolet brand in
Europe
1. Brazil reflected beginning with the December 2013 quarter
$3.8B
$3.9B
$4.7B
$4.9B
$4.7B
2,443
2,387
2,646
2,473
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Europe Commercial Finance Receivables Oustanding
Latin America Commercial Finance Receivables Oustanding
Number of dealers
2,241
1

14 14
Financial Results
Earnings Before Taxes ($MM)
1
Earnings drivers:
North America earnings down as earning asset growth of $4 billion offset by runoff of higher yielding pre-
acquisition receivable portfolio, and normalizing credit trends
$3 billion of earning asset growth in higher credit quality, lower return lease and commercial portfolios
International Operations earnings increase due to Brazil acquisition and growth in European earning assets, particularly in the U.K.
Results include acquisition expense of $16 and $22 million for the second quarter and six months ended June
30, 2013, respectively
1. Brazil included beginning with the December 2013 quarter
2. Reflects net impact of intercompany allocations
2 2
$265
$187
$80
$264
$213
$43
Total Co. North America International
2014 2013
Three Months Ended June 30,
$487
$354
$144
$434
$389
$37
Total Co. North America International
2014 2013
Six Months Ended June 30,

15 15
Financial Results
Allowance for Loan Losses
Consumer and commercial allowance consistent with credit performance
Consumer and commercial allowance collectively includes reserve for discontinuing Chevrolet brand in Europe, originally established at $15 million in December 2013
Wind down of Chevrolet portfolio in Europe over 90% complete - $8 million of initial reserve released in first half of
2014
2.3% 2.4%
4.5%
4.5%
0.6%
0.7%
0.7%
Dec
-
Mar -14 Jun 14
0.7%
2.7%
2.6%
2.3%
4.2%
4.4%
0.5%
0.6%
0.8%
1.0%
1.0%
0.9%
0.0%
2.0%
4.0%
6.0%
Jun 13 Sep 13 13 - -
Consumer Allowance
Commercial Allowance
North America Only North America Only
-
4.4%

16 16
Financial Results
Operating Expenses
Expect operating expenses as a percentage of average earning assets to trend down over time as origination platforms continue to scale
North America slightly up sequentially due to infrastructure investments and staffing associated with product expansion
Quarterly Operating Expenses as a Percentage of Average Earning Assets
1
1. Excludes lease expense and acquisition and integration expenses
3.0%
3.1%
3.0%
3.2%
3.1%
3.1%
3.0%
2.9%
2.8%
2.9%
2.5%
3.0%
3.5%
4.0%
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Total Co.
North America Only

Ending Earning Assets ($B)
$26.2
$33.3
$37.0
Jun-13
Dec-13
Jun-14

Total Debt ($B)
$22.8
$29.0
$32.6
Jun-13
Dec-13
Jun-14

$4.7
$5.0
$5.4
Jun-13
Dec-13
Jun-14

-
  – ≈
-

GM Financial

17 17
Solid Balance Sheet Metrics
Composition of earning assets shifting to more “prime-like” credit profile
Subprime loan portfolio represented 30% of ending earning assets at June 30, 2014 and is expected to decline with prime loan roll-out in North America
GM to provide a $700M equity contribution upon closing of the China JV
Tangible Net Worth
($B)
Consumer
Lease
Consumer
Loan
Commercial
Loan
Unsecured
Debt
Secured
Debt

18 18
Solid Balance Sheet Metrics
Leverage in target range of 6-8X
Liquidity position adequate to support growth
1. Earning assets to tangible net worth
2. Liquidity includes unrestricted cash, available borrowing capacity on unpledged eligible receivables, available borrowing capacity on committed unsecured credit lines and unused balance on GM line of credit
5.5x
6.7x
6.9x
Jun -13 Dec-13 Jun -14
Leverage 1
Other
Cash
$4.1
$3.9
$4.8
Jun -13 Dec-13 Jun -14
Liquidity
2
($B)
Borrowing capacity on
eligible receivables

19 19
Funding Overview
North America: Renewed $3.0B U.S. subprime facility and renewed and upsized U.S. lease credit facility to $3.0B
International Operations: Closed, renewed and/or upsized five credit facilities in the quarter totaling approximately $1.8 billion of capacity across five countries
North America: Closed two securitizations
Inaugural lease securitization (144A), $705M - April 2014
AMCAR 2014-2 (subprime loan), $1.4B - June 2014
International Operations: Subsequent to quarter end, closed E-
Carat 7 Germany (retail loan) €337M/$462M
C$400M in May 2014
US$1.5B in July 2014
Committed credit facilities totaling $19.0B, provided by 29
banks
Permanent securitization funding
Senior note issuances
6/30/2014
Credit Facilities
$3.2B
Unsecured
$7.6B
Secured
$25.0B
Credit
Facilities
$8.6B
Securitization
Notes Payable
$16.4B
Sr. Notes
$4.4B
$32.6B

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